UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 22, 2006

                              ADZONE RESEARCH, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      000-28717                88-0420405
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

                            4062-80 GRUMMAN BOULEVARD
                            CALVERTON, NEW YORK 11933
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (631) 369-1100

                                   Copies to:
                             DARRIN M. OCASIO, ESQ.
                       SICHENZIA ROSS FRIEDMAN FERENCE LLP
                     1065 AVENUE OF THE AMERICAS, 21ST FLR.
                            NEW YORK, NEW YORK 10018
                                 (212) 930-9700
                              (212) 930-9725 (FAX)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation.
Item 3.02 Unregistered Sales of Equity Securities.

On September 22, 2006, we issued a Convertible Note in the principal amount of $700,000 (the "Note) to an accredited investor for an aggregate purchase price of $504,000. The Note bears interest at 14% per annum, which was prepaid from the proceeds of the purchase price to us on September 22, 2006. The Note matures on September 22, 2008; provided, that, we have the right to prepay all or a portion of the outstanding principal and accrued and unpaid interest, upon 10 days prior written notice to the investor, either in cash or shares of our common stock. The Note is convertible into shares of our common stock at a price equal to the lesser of (i) 50% of the closing bid price of our common stock on the trading day immediately preceding the conversion date, or (ii) $0.06, subject to adjustment upon the occurrence of certain events, including, without limitation, upon our consolidation, merger or sale of all of substantially all of our assets, a reclassification of our common stock, or any stock splits, combinations or dividends with respect to our common stock.

The investor is entitled to "piggy-back" registration rights with respect to the shares of common stock issuable upon conversion of the Note on registration statements (other than on Form S-8, S-4 or similar forms) subsequently filed by us within the next 12 months.

We claim an exemption from the registration requirements of the Act for the private placement of these securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the investors were accredited investors and/or qualified institutional buyers, the investors had access to information about the company and their investment, the investors took the securities for investment and not resale, and we took appropriate measures to restrict the transfer of the securities.

Item 9.01 Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.

Exhibit Number                          Description
--------------    --------------------------------------------------------------

10.1              Convertible  Note  of  AdZone  Research,   Inc.  dated  as  of
                  September 22, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AdZone Research, Inc.


Date: September 27, 2006                 /s/ Charles Cardona
                                        ----------------------------------------
                                        Charles Cardona
                                        Chief Executive Officer